UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 18, 2004
                                                           ------------------

                                  Anacomp, Inc.
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               (Exact name of registrant as specified in charter)


     Indiana                            001-08328                35-1144230
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)


                  15378 Avenue of Science, San Diego, CA         92128
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               (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (858) 716-3400
                                                           ------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.


   Exhibit
     No.       Description

    99.1       Press Release dated May 18, 2004



Item 12.  Results of Operations and Financial Condition


On May 18, 2004 we issued a press release announcing financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as
Exhibit 99.1.


Pursuant to General Instruction B-6 of Form 8-K, this report and the exhibit are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this report and the exhibit be incorporated by reference into our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such future filing.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Anacomp, Inc.



Date: May 18, 2004                 By:      /s/ Paul J. Najar
                                           -----------------
                                           Executive Vice President,
                                           Administration and General Counsel

EXHIBIT INDEX



   Exhibit
     No.                Description


    99.1       Press Release dated May 18, 2004
